INVESTOR PRESENTATION January 2022

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

Denny's Corporation urges caution in considering its current trends and any outlook on earnings disclosed either in this presentation or in its press releases. In addition, certain matters discussed in either this presentation or related press releases may constitute forward-looking statements. These forward-looking statements, which reflect management's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny's Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as "expect", "anticipate", "believe", "intend", "plan", "hope", "will", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date this presentation was published or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the rapidly evolving COVID-19 pandemic and related containment measures, including the potential for further operational disruption from government mandates affecting restaurants; economic, public health, social and political conditions that impact consumer confidence and spending with respect to social unrest and the COVID-19 pandemic; competitive pressures from within the restaurant industry; the level of success of the Company's operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company's SEC reports and other filings, including but not limited to the discussion in Management's Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company's Annual Report on Form 10-K for the year ended December 30, 2020 (and in the Company's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K).

The presentation includes references to the Company's non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to GAAP measures, certain non-GAAP financial measures are appropriate indicators to assist in the evaluation of operating performance and liquidity on a period-to-period basis. The Company uses Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. Adjusted EBITDA is also used in the calculation of financial covenant ratios in accordance with the Company's credit facility. Adjusted Free Cash Flow is also used as a non-GAAP liquidity measure by Management to assess the Company's ability to generate cash and plan for future operating and capital actions. Management believes that the presentation of Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) Per Share and Adjusted Free Cash Flow provide useful information to investors and analysts about the Company's operating results, financial condition or cash flows. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss), net cash provided by (used in) operating activities, or other financial performance and liquidity measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations to the following GAAP measures:

$ Millions (except per share amounts)	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	YTD Sep 2021
Operating Income	$51.0	$56.4	$47.5	$57.3	$53.2	$47.0	$70.7	$73.6	$165.0	$6.7	$41.5
Net Income (Loss)	$112.3	$22.3	$24.6	$32.7	$36.0	$19.4	$39.6	$43.7	$117.4	($5.1)	$34.6
Net Income (Loss) per Share	$1.15	$0.23	$0.26	$0.37	$0.42	$0.25	$0.56	$0.67	$1.90	($0.08)	$0.53
Cash Provided By (Used In):											
Operating Activities	$59.5	$59.2	$57.0	$74.6	$83.3	$71.2	$78.3	$73.7	$43.3	($3.1)	$63.2
Investing Activities	($7.7)	($3.5)	($16.5)	($21.3)	($32.7)	($32.7)	($27.1)	($32.0)	$105.0	$4.7	($2.9)
Financing Activities	($67.1)	($55.9)	($51.2)	($53.2)	($52.0)	($37.6)	($48.7)	($41.6)	($150.0)	($1.0)	($54.0)

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DENNY'S INVESTMENT HIGHLIGHTS

CONSISTENT SAME-STORE SALES[1] GROWTH HISTORY

- Nine consecutive fiscal years of domestic system-wide same-store sales[1] growth prior to the pandemic
- Grew off-premise business from approximately 12% pre-pandemic to approximately 23% currently[2]
- Two new highly incremental virtual brands attracting a new group of consumers

GLOBAL FOOTPRINT WITH SEASONED FRANCHISEES

- 1,640 global restaurants including 153 international restaurants[2]
- 96% franchised brand consisting of a well-diversified, experienced and energetic group of 224 franchisees[2]
- Solid existing global development pipeline through refranchising and development agent agreements

STRONG ADJUSTED FREE CASH FLOW* AND SHAREHOLDER RETURN

- Generated over $418M in Adjusted Free Cash Flow* over the last 10 fiscal years[3]
- Approximately 50% of Adjusted EBITDA* delivered to Adjusted Free Cash Flow*[3]
- Highly successful share repurchase program including approximately $585M allocated to reduce total net share count by 46% excluding a follow-on offering during the pandemic[4]

DURABLE AND AGILE BUSINESS FOCUSED ON THE FUTURE

- Proven revitalization strategies that continue propelling the brand forward
- Highly franchised business model with consistent performance and disciplined leverage philosophy
- Transformative brand investments and compelling development incentives to ensure continued brand relevance and expansion

* See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures.

1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company's results as reported under GAAP.
2. Preliminary data through Fiscal December ended December 29, 2021.
3. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020.
4. Preliminary data through Fiscal December ended December 29, 2021. Including the follow-on offering of 8.0M shares, total net share reduction is 38%.

3

2021 PRELIMINARY RESULTS 4 4

2021 PRELIMINARY HIGHLIGHTS

Domestic System-Wide Same-Store Sales[1] vs 2019

Q4	FY
~1%	(~5%)

New Unit Openings

Q4	FY
7	20

Share Repurchases

Q4	FY
$24.0M	$30.6M

Guidance

Reaffirm Annual Guidance

- Total general and administrative expenses: $67M - $69M
- Share-based compensation: ~$13.5M
- Adjusted EBITDA*: $84M - 86M

* See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures.

1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company's results as reported under GAAP.

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55% 53% 48% 48% 47% 46% 44% 42% 38% 29% 30% 28% 10% 12% 14% 14% 16% 16% 17% 18% 20% 26% 24% 24% 35% 35% 38% 38% 37% 38% 39% 40% 42% 45% 46% 48% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 Domestic Units Hours of Operation <18 18 - 23 24/7 24/7 OPERATIONS SALES TRENDS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Preliminary data through Fiscal December ended December 29, 2021. (20%) (16%) 2% 11% 11% 14% 15% 9% 9% 10% 13% 7% (38%) (32%) (16%) (11%) (12%) (8%) (7%) (10%) (10%) (9%) (6%) (11%) (31%) (25%) (9%) (2%) (3%) 1% 3% (2%) (1%) 1% 4% (2%) (50%) (30%) (10%) 10% 30% Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 24/7 Units Limited Hour Units Domestic System-Wide Same-Store Sales Domestic System Same-Store Sales1 Compared to 2019 Fiscal Periods 6 2 2

Denny’s Total Off-Premise Sales Have Remained Strong At Approximately 23% of Total Sales Compared to 12% Pre-Pandemic1 AVERAGE WEEKLY SALES $4.0 $4.0 $4.7 $8.3 $9.6 $7.7 $7.9 $8.3 $7.8 $7.3 $7.3 $8.7 $9.1 $8.2 $9.1 $8.7 $8.2 $7.5 $7.2 $7.0 $6.9 $6.8 $7.1 $7.5 $0.3 $0.8 $0.9 $1.1 $1.2 $1.1 $0.9 $0.9 $0.9 $1.0 $1.0 $28.9 $28.3 $22.2 $2.6 $12.6 $13.3 $13.9 $15.8 $17.6 $17.3 $12.6 $12.9 $15.6 $22.0 $24.2 $24.4 $26.9 $27.9 $26.1 $25.0 $26.5 $27.2 $27.3 $32.9 $32.3 $26.9 $8.5 $12.2 $20.3 $21.2 $22.2 $23.6 $24.9 $24.6 $21.4 $22.1 $24.1 $32.0 $33.8 $33.7 $35.6 $36.2 $34.1 $32.9 $34.3 $35.3 $35.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 Average Domestic Restaurant Sales Per Week Denny's Off-Premise Sales Virtual Brands Off-Premise Sales Denny's On-Premise Sales Total Sales 1. Preliminary data through Fiscal December ended December 29, 2021. 1st Family Dining Chain to Launch Mobile & Online Ordering Nationally >90% Domestic Restaurants Active with Delivery1 >1,100 Active Locations with The Burger Den1 7 ~800 Active Locations with The Meltdown1 1

Third Party Delivery Has Grown to Over 50% of Our Off-Premise Sales Driven by Consumer Adoption and the Introduction of Virtual Brands1 OFF-PREMISE SALES BY CHANNEL 66% 66% 66% 66% 61% 59% 58% 56% 52% 47% 46% 44% 32% 32% 31% 30% 35% 33% 37% 39% 43% 50% 52% 53% 3% 2% 3% 4% 4% 8% 6% 5% 5% 3% 3% 2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Domestic Off-Premise Sales By Channel Carry Out Delivery - 3rd Party (Includes Virtual Brands) Delivery - Online Dispatch 1. Preliminary data through Fiscal December ended December 29, 2021. BYO Grand Slam - #1 Selling Item for both Carry Out and Delivery1 BYO Burger - #1 Selling Item for The Burger Den Giddy Up Melt - #1 Selling Item for The Meltdown 8 1

VIRTUAL BRANDS 9 Launched Two Highly Incremental Virtual Brands During 2021 Yielding Approximately 3% of Total Sales and Over-Indexing at Dinner and Late-Night, and During Weekdays1 Currently active in approximately 800 domestic locations1 Currently active in over 1,100 domestic locations1 57% 43% 62% 38% 28% 72% 68% 32% 40% 60% 69% 31% 0% 20% 40% 60% 80% Breakfast & Lunch Dinner & Late-Night Weekday Weekend Denny's Off-Premise The Burger Den The Meltdown FY 20211 1. Preliminary data through Fiscal December ended December 29, 2021.

CORE MENU Approximately 25% Smaller Than Our Pre -Pandemic Menu, Focused on Reducing Complexit ies and Maximizing Profi tabil i ty 10

DENNY’S DOMESTIC FOOTPRINT Total of 1,487 Restaurants in the U.S. with Strongest Presence in California, Arizona, Texas, and Florida 1 TOP 10 U.S. MARKETS1 DMA UNITS Los Angeles 172 Houston 64 Phoenix 63 Dallas/Ft. Worth 52 Sacramento/Stockton 47 Orlando/Daytona 40 San Francisco/Oakland 40 San Diego 38 Miami/Ft. Lauderdale 35 Las Vegas 35 % of Domestic System 39% 1. Preliminary data through Fiscal December ended December 29, 2021. 4 25 2 7 6 9 5 11 1

DENNY’S INTERNATIONAL FOOTPRINT 12 International Presence of 153 Restaurants in 13 Countries and U.S. Territories has Grown by ~76% Since Year End 20101 FOOTPRINT1 COUNTRY UNITS United States 1,487 Canada 83 Puerto Rico 15 Mexico 13 Philippines 11 New Zealand 7 Honduras 6 United Arab Emirates 5 Costa Rica 3 Guatemala 3 El Salvador 2 Guam 2 Indonesia 2 United Kingdom 1 TOTAL 1,640 1. Preliminary data through Fiscal December ended December 29, 2021.

STRONG PARTNERSHIP WITH FRANCHISEES Well Diversif ied, Experienced, and Energetic Group of 224 Franchisees 1 Ownership of 1,575 Franchisee Restaurants 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 81 36% 81 5% 2–5 77 34% 229 15% 6–10 29 13% 231 15% 11–15 15 7% 182 12% 16–30 11 5% 242 15% >30 11 5% 610 39% Total 224 100% 1,575 100% • Passionate group of seasoned franchisees committed to the longevity of the Denny's brand. • 37 franchisees with more than 10 restaurants each collectively comprise approximately 66% of the franchise system. • Approximately 20% of our franchisees operate multiple concepts1 providing a well-rounded perspective within the industry. 13 1. Preliminary data through Fiscal December ended December 29, 2021.

A DURABLE AND AGILE BRAND FOCUSED ON THE FUTURE 14

BRAND REVITALIZATION STRATEGIES Deliver a Differentiated and Relevant Brand Consistently Operate Great Restaurants Grow the Global Franchise Drive Profitable Growth for All Stakeholders Enabled Through Technology and Training Close Collaboration with Franchise Partners+ “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” 15

DELIVER A DIFFERENTIATED AND RELEVANT BRAND & CONSISTENTLY OPERATE GREAT RESTAURANTS

These Guest-Focused Brand Revitalization Strategies Have Set The Foundation For The Guest Experience In Our Restaurants Today

Sales Expansion

Launched Denny's on Demand Platform Driving Off-Premise Sales from ~7% to ~23%[1]

Two new virtual brands driving 3% of highly incremental sales and new customer trial[1]

Menu Innovation

~80% of our core menu entrees changed or improved

25% smaller menu providing better execution and efficiency

Well-known value equities

World-Class Training

Built a world-class training program through our Ignite E-learning system

Denny's Pride Review Program used to evaluate and share best practices with our franchisees

Comfortable Experience

Come as you are, unpretentious dining occasion

Successful Heritage remodel program has provided a warm and inviting environment with mid single-digit sales lifts

1. Preliminary data through Fiscal December ended December 29, 2021.

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GROW THE GLOBAL FRANCHISE

Opened Approximately 420 New Units[1] and Secured Over 125 New Development Commitments Through Our Refranchising and Development Agent Programs

Global Growth

Opened approximately 330 domestic and approximately 90 international restaurants[1]

Nearly doubled our international presence[1]

Successful Refranchising

Transitioned to a 96% franchised brand[1]

Approximately 75 remaining development commitments in the pipeline through these efforts[1]

Development Agents

Partnered with franchisees in Canada and the Philippines

Enhanced our international pipeline by over 50 restaurants

Talented Franchisees

Well-diversified and energetic group of franchisees

~20% of our franchisees operate multiple concepts[1] providing a well-rounded perspective within the industry

1. Preliminary data through Fiscal December ended December 29, 2021.

17

DRIVE PROFITABLE GROWTH FOR ALL STAKEHOLDERS Strong Cash Flow Genera tion With Discipl ined Leverage Philosophy Has Enabled Brand Investments and Shareholder Returns Strong Cash Flows Brand Investments Shareholder Friendly Disciplined Leverage Approximately 50% of Adjusted EBITDA* delivered to Adjusted Free Cash Flow*1 Invested over $80M in company remodels and new construction1 Acquired approximately $11M in real estate1 Successful share repurchase program reduced total share count by a net 46% excluding a follow- on offering during the pandemic2 Conservative leverage philosophy that proved beneficial during the pandemic 18 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates, including gains, losses and other charges, with a reasonable degree of accuracy. Accordingly, the most directly comparable forward-looking GAAP estimates are not provided. 1. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020. 2. Preliminary data through Fiscal December ended December 29, 2021. Including the follow-on offering of 8.0M shares, total net share reduction is 38%.

TRANSFORMATIVE BRAND INVESTMENTS ON THE HORIZON Cloud-Based Restaurant Technology Platform Rollout • Customer experience enhancements to both dine-in and off-premise sales Kitchen Modernization Equipment Rollout • Gain efficiencies and enhancements to our menu Heritage 2.0 Remodel Restart Program • Balancing franchisee capital requirements while improving the brand image through our latest remodel scheme which delivers mid-single digit sales lifts New Development Agreement Programs • Existing pipeline of over 120 commitments related to our refranchising and development agent programs • New delivery partnership with REEF provides the opportunity to penetrate dense metropolitan markets • New cash development incentive plan offering between $50k and $400k upfront cash for new domestic openings Digital Transformation • Ongoing enhancements to Dennys.com website and mobile app 2022 2023 19

KITCHEN MODERNIZATION & TECHNOLOGY TRANSFORMATION ROLLOUTS Approximately $65M Investment For Domestic Franchise Restaurants in a New Kitchen Equipment Package and Cloud -Based Restaurant Technology Pla tform KITCHEN MODERNIZATION • New kitchen equipment package • Reduce kitchen complexity with improved efficiency and waste reductions • Menu enhancements across all dayparts but especially the dinner daypart with new comfort food offerings • Rollout Q1 2022 through year-end 2022 TECHNOLOGY TRANSFORMATION • Revamped Dennys.com website and Denny’s Mobile App • More personalized and seamless digital experience with smart upsell and cross-sell capabilities • New cloud-based restaurant technology platform • Lays the groundwork for future enhancements • Rollout 1H 2022 through year-end 2023 20

HERITAGE 2.0 REMODEL RESTART PROGRAM Worked Collabora tively With Franchisees to Develop a Balanced Approach to Restar t ing the Heri tage 2.0 Remodel Program Heritage 1.0 $150k - $300k Investment Mid-Single Digit Sales Lift Heritage 2.0 Similar Investment & Lift ~3% of Domestic System1 21 1. Preliminary data through Fiscal December ended December 29, 2021.

NEW DEVELOPMENT AGREEMENT PROGRAMS Solid Exist ing Global Pipeline Enhanced Through Two New Development Agreement Programs 22 • New delivery partnership enabling Denny’s to penetrate underrepresented markets, especially dense metropolitan locations. • Anticipate opening the first of several planned ghost kitchens during the first half of 2022. • Providing upfront cash incentive development program to assist domestic franchisees with capitalizing on market opportunities. • Incentives range from $50k - $400k with underpenetrated markets receiving higher incentives.

UNLOCKING CAPITAL TO FUND BRAND INVESTMENTS

Through the Sale of Two High-Valued Parcels of Real Estate We Expect to Secure Property Control at Four Company Restaurants, Assist Our Franchisees With Brand Investments, and Continue to Return Capital to Shareholders

~$49M
Gross Proceeds from the Sale of Two Parcels of Real Estate[1]

~$13M
Acquire Real Estate Under Four Company Restaurants Through A Series of Like-Kind Exchange Transactions

~$9M
Taxes on Remaining Proceeds

~$10M
Assist Franchisees with New Kitchen Equipment and Cloud-Based Restaurant Technology Rollouts

~$17M
Remaining Proceeds

1. Sold during Fiscal December 2021. Value of remaining real estate portfolio prior to like-kind exchange transactions estimated at approximately $150M based on 2019 assessments.

23

STRONG COLLABORATION WITH FRANCHISEES

Denny's Franchisee Association

Denny's Franchisee Association

Annual Convention
Steering Committee Meetings
Joint Board Meetings

Marketing Brand Advisory Council


NEW!
CURBSIDE ORDERING
AND PICK UP

Menu Innovation
Media Support
Product Testing

Operations Brand Advisory Council



Training Initiatives
Pride Reviews
Operations Support

Supply Chain Oversight Committee



Purchase Product for System
Outperformed PPI by Avg of ~1ppt Each Year Over the Last Decade

Development Brand Advisory Council


Denny's

Successful Heritage Remodels
Prototype Development
Lease & Asset Management

Technology Brand Advisory Council


Denny's
ON DEMAND

Customer Facing Technology
Denny's On Demand
Common POS Platform

24

HISTORICAL PERFORMANCE 25

TOTAL SYSTEM SALES1 AND ADJUSTED EBITDA* 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which are non- consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, total system sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. $81.7 $78.6 $78.0 $83.1 $88.8 $100.2 $103.3 $105.3 $96.8 $26.6 $69.5 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Sep 2021 $ M s Adjusted EBITDA* $0.41 $0.35 $0.33 $0.33 $0.35 $0.37 $0.39 $0.41 $0.31 $0.12 $0.16 $1.95 $2.13 $2.18 $2.31 $2.38 $2.42 $2.46 $2.47 $2.62 $1.77 $2.30 $2.36 $2.48 $2.51 $2.64 $2.73 $2.79 $2.85 $2.89 $2.93 $1.89 $2.46 $0.00 $1.00 $2.00 $3.00 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Sep 2021 Total System Sales1 Company Restaurant Sales Franchise Restaurant Sales Total System Sales $ B s 26 Total System Sales1 Grew by Over $550 Million Through 2019 1 FY 2021 Adjusted EBITDA* Guidance $84 - $86 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates, including gains, losses and other charges, with a reasonable degree of accuracy. Accordingly, the most directly comparable forward-looking GAAP estimates are not provided.

$1.8 $1.9 $2.0 $2.1 $2.2 $2.3 $2.3 $2.3 $2.5 $1.8 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Company Restaurant AUVs FRANCHISED AND COMPANY RESTAURANT SALES History of Steady Growth in Franchised and Company Average Unit Volumes Refranchising Strategy Benefited AUVs at Both Franchised and Company Restaurants in 2019 $ M s $1.4 $1.4 $1.4 $1.5 $1.6 $1.6 $1.6 $1.6 $1.7 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Franchised Restaurant AUVs 27 $ M s

FRANCHISE AND COMPANY MARGINS $53.8 $51.5 $44.8 $45.9 $58.7 $65.2 $65.6 $63.2 $48.0 $3.6 $22.5 $82.6 $88.0 $88.2 $92.9 $94.9 $98.8 $99.5 $104.0 $114.7 $76.1 $104.3 $136.4 $139.5 $133.0 $138.8 $153.6 $164.0 $165.1 $167.2 $162.7 $79.7 $126.8 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Q3 2021 $ M s Franchise and Company Operating Margins1 Company Restaurant Operating Margin Franchise Operating Margin Restaurant-Level Operating Margin 1. The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. Restaurant-Level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. We define Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. We define Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue. 28 Total Restaurant-Level Operating Margin1 Grew Over 19% From 2011 Through 2019 Highly Franchised Business Has Historically Provided Stable Restaurant-Level Operating Margins1

$47 $48 $45 $45 $49 $52 $51 $52 $50 $41 $4 $8 $6 $7 $11 $8 $5 $6 $9 $4 $4 $3 $5 $6 $7 $8 $9 $6 $7 $8 ~$14$55 $60 $57 $59 $67 $68 $66 $64 $69 $55 $67 - $69 2.0% 2.0% 1.8% 1.7% 1.8% 1.8% 1.8% 1.8% 1.7% 2.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Guidance C o rp o ra te A d m in is tr a ti v e E x p e n se s % o f To ta l S y st e m S a le s $ M s Corporate administrative expenses Incentive compensation Share-based compensation Deferred compensation valuation adjustments Total general and administrative expenses Corporate administrative expenses % of Total System Sales GENERAL AND ADMINISTRATIVE EXPENSES 29 Disciplined Focus on Costs Delivering Lower Corporate Administrative Expense as a Percent of Total System Sales1 Absent the Pandemic 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which are non- consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, total system sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP.

DOMESTIC SYSTEM-WIDE SAME-STORE SALES1 0.7% 1.3% 0.5% 2.8% 5.8% 0.9% 1.1% 0.8% 2.0% (31.4%) (4.7%) (20.0%) (1.2%) (0.1%) 0.7% (14.0%) (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (20.0%) (22.0%) (24.0%) (26.0%) (28.0%) (30.0%) 30 Nine Consecutive Fiscal Years of Positive Domestic System-Wide Same-Store Sales1 Growth From 2011 Through 2019 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Preliminary data through Fiscal December ended December 29, 2021. 2 2

GLOBAL DEVELOPMENT 56 34 41 32 37 36 32 21 16 12 12 5 6 5 6 8 14 7 9 14 8 8 61 40 46 38 45 50 39 30 30 20 20 0 10 20 30 40 50 60 70 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 System Openings Domestic Openings International Openings System Openings 31 Growth Initiatives Enabled Over 400 New Restaurant Openings Since 2011 With Approximately 95% Opened by Franchisees1 1 1. Preliminary data through Fiscal December ended December 29, 2021.

ADJUSTED NET INCOME (LOSS) PER SHARE* $19.5 $25.2 $29.3 $32.9 $36.7 $42.3 $40.7 $44.6 $47.9 ($7.2) $19.6 $0.20 $0.26 $0.31 $0.37 $0.43 $0.55 $0.58 $0.68 $0.77 ($0.12) $0.30 ($14.0) ($4.0) $6.0 $16.0 $26.0 $36.0 $46.0 $56.0 ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Q3 2021 A d ju st e d N e t In co m e ( Lo ss )* ($ M il li o n s) A d ju st e d N e t In co m e ( Lo ss ) P e r S h a re * Adjusted Net Income (Loss)* Adjusted Net Income (Loss) Per Share* * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 32 Growth in Adjusted Net Income (Loss) Per Share* Between 2011 and 2019 Driven by Successful Revitalization Initiatives and Share Repurchase Program

~$11 $17 $12 $9 $8 $8 $11 $15 $20 $18 $18 $18 $1 $2 $3 $4 $5 $3 $6 $3 $24 $5 $16 $16 $21 $22 $33 $34 $31 $32 $25 $7 $7 $82 $79 $78 $83 $89 $100 $103 $105 $97 $27 $69 $48 $49 $45 $49 $42 $52 $51 $50 $30 $2 $39 $0 $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Q3 2021 $ M il li o n s Real Estate Acquisitions Cash Interest Cash Taxes Cash Capital Adjusted EBITDA* Adjusted Free Cash Flow* ADJUSTED FREE CASH FLOW* Cash capital expenditures include real estate acquisitions through like-kind exchange transactions 33 Over $418 Million in Adjusted Free Cash Flow* Generated Over Last 10 Fiscal Years Adjusted Free Cash Flow* Impacted by ~$11 Million of Real Estate Acquisitions in 2019 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates, including gains, losses and other charges, with a reasonable degree of accuracy. Accordingly, the most directly comparable forward-looking GAAP estimates are not provided. FY 2021 Adjusted EBITDA* Guidance $84 - $86

Debt amendments provided temporary covenant relief Disciplined Focus on Debt Leverage and Recent Refinance Provide Financial Flexibility to Make Brand Investments and Return Capital to Shareholders SOLID BALANCE SHEET WITH FLEXIBILITY 1. Total Debt / Adjusted EBITDA* leverage ratio was waived starting in Q2 ’20 through Q1’ 21. 2. On August 26, 2021, we refinanced the existing $350M revolving credit facility to a five-year $400M revolving credit facility. 34 $240.2 $198.1 $170.0 $153.0 $140.0 $195.0 $218.5 $259.0 $286.5 $240.0 $210.0 $170.0 $23.1 $22.5 $20.1 $20.1 $18.8 $20.7 $27.1 $30.2 $30.6 $16.5 $15.4 $14.8 3.5x 2.7x 2.4x 2.2x 1.9x 2.5x 2.5x 2.8x 3.0x 2.7x 2.7x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q3 2021 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 To ta l D e b t ($ M il li o n s) Finance Leases Credit Facility Total Debt / Adjusted EBITDA*2 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 1

HISTORY OF CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS $50 $25 $25 $3.9 $21.6 $22.2 $24.7 $36.0 $82.9 $96.2 $34.2 $30.6 Q4 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 ASR Total Share Repurchases • In August 2021, relaunched our multi-year share repurchase program after suspending share repurchases as of February 27, 2020. • During Q4 2021, allocated $24.0 million to open market share repurchases1. • Paid an average of $10.44 per share to repurchase approximately 56 million shares resulting in a 46% net reduction in our share count since late 20102. • As of December 29, 2021, approximately $217 million remaining under existing repurchase authorization1. SHARE REPURCHASES ($ Millions) 1. Preliminary data through Fiscal December ended December 29, 2021. 2. Preliminary data through Fiscal December ended December 29, 2021. Including the follow-on offering of 8.0M shares, total net share reduction is 38%. $105.8 $58.7 $68.0 Average Price of $10.44 35 Approximately $585 Million Allocated Towards Share Repurchases Since We Started to Return Excess Capital to Shareholders in late 20101 1

STOCK PRICE PERFORMANCE

Between 2010 and January 7, 2022, Denny's Stock Price Rose 344% Compared to the S&P Small Cap 600 Restaurants Index of 318% and the S&P Small Cap 600 Index of 233%



DENN Up 344%
S&P Small Cap 600 Restaurants Index Up 318%
S&P Small Cap 600 Index Up 233%
2011 ➡ The Beginning of Denny's Brand Revitalization
Refranchising Announcement
COVID-19 Pandemic
600%
500%
400%
300%
200%
100%
0%
(100%)
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21

36

DENNY’S INVESTMENT HIGHLIGHTS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. • Consistent same-store sales1 growth through brand revitalization strategies to enhance food, service, and atmosphere • Global footprint with seasoned franchisees supported by a strong domestic presence and pipeline of development commitments • Strong Adjusted Free Cash Flow* and shareholder returns supported by solid balance sheet with flexibility to support brand investments and a focus on highly accretive and shareholder friendly allocations of Adjusted Free Cash Flow* • Durable and agile business focused on the future with a highly- franchised business model supported by proven revitalization strategies, a sustained record of consistent financial performance and strong balance sheet 37

APPENDIX 38

EXPERIENCED AND COMMITTED LEADERSHIP TEAM John C. Miller, Chief Executive Officer joined Denny’s in 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. F. Mark Wolfinger, President joined Denny’s in 2005 as Chief Financial Officer. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operating Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Executive Vice President, Chief Brand Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut, and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Executive Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Served as an Infantry Officer in the United States Army. Michael L. Furlow, Executive Vice President, Chief Information Officer. Prior to joining Denny’s in 2017, served as Chief Information Officer and Senior Vice President of IT at Red Robin Gourmet Burgers and CEC Entertainment, Inc. (an operator and franchisor of Chuck E. Cheese’s and Peter Piper Pizza). Gail S. Myers, Executive Vice President, Chief Legal Officer, Chief People Officer and Secretary. Prior to joining Denny’s in 2020, served as Executive Vice President, General Counsel, Secretary and Chief Compliance Officer for American Tire Distributors, Inc., Senior Vice President, Deputy General Counsel and Chief Compliance Counsel at U.S. Foods and Senior Vice President, General Counsel and Secretary at Snyder's-Lance, Inc. 39 Jay C. Gilmore, Senior Vice President, Chief Accounting Officer and Corporate Controller. Joined Denny’s in 1999 as Director of Accounting and Assistant Corporate Controller and was named Senior Vice President, Chief Accounting Officer and Corporate Controller in 2021. Prior experience includes serving as a Senior Manager with KPMG LLP. Robert P. Verostek, Executive Vice President, Chief Financial Officer. Joined Denny’s in 1999 and served in numerous leadersh ip positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012 and Chief Financial Officer is 2020. Prior experience includes various accounting roles for Insignia Financial Group.

RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP FINANCIAL MEASURES

$ Millions	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]	YTD Sep 2021
Net Income (Loss)	**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$19.4**	**$39.6**	**$43.7**	**$117.4**	**($5.1)**	**$34.6**
Provision for (Benefit from) Income Taxes[2]	(84.0)	12.8	11.5	16.0	17.8	16.5	17.2	8.6	31.8	(2.0)	11.0
Operating (Gains) Losses and Other Charges, Net	2.1	0.5	7.1	1.3	2.4	26.9	4.3	2.6	(91.2)	1.8	0.2
Other Nonoperating Expense (Income), Net	2.6	7.9	1.1	(0.6)	0.1	(1.1)	(1.7)	0.6	(2.8)	(4.2)	(16.2)
Share-Based Compensation	4.2	3.5	4.9	5.8	6.6	7.6	8.5	6.0	6.7	7.9	10.2
Deferred Compensation Plan Valuation Adjustments[3]	(0.1)	0.7	1.1	0.5	0.0	0.9	1.6	(1.0)	2.6	1.6	1.4
Interest Expense, Net	20.0	13.4	10.3	9.2	9.3	12.2	15.6	20.7	18.5	18.0	12.0
Depreciation and Amortization	28.0	22.3	21.5	21.2	21.5	22.2	23.7	27.0	19.8	16.2	11.4
Cash Payments for Restructuring Charges and Exit Costs	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.8)	(1.7)	(1.1)	(2.6)	(3.0)	(1.5)
Cash Payments for Share-Based Compensation	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)	(3.9)	(1.9)	(3.6)	(4.6)	(1.6)
Adjusted EBITDA[3]	**$81.7**	**$78.6**	**$78.0**	**$83.1**	**$88.8**	**$100.2**	**$103.3**	**$105.3**	**$96.8**	**$26.6**	**$61.5**
Adjusted EBITDA Margin %	15.2%	16.1%	16.9%	17.6%	18.1%	19.8%	19.5%	16.7%	17.9%	9.2%	21.2%

1. Includes 53 operating weeks.
2. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.
3. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company's non-qualified deferred compensation plan liabilities.

40

RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES

$ Millions	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]	YTD Sep 2021
Net Cash Provided By (Used In) Operating Activities	**$59.5**	**$59.2**	**$57.0**	**$74.6**	**$83.2**	**$71.2**	**$78.3**	**$73.7**	**$43.3**	**($3.1)**	**$63.2**
Capital Expenditures	(16.1)	(14.2)	(16.8)	(22.1)	(27.0)	(19.7)	(18.8)	(22.0)	(14.0)	(7.0)	(5.3)
Acquisition of Restaurants and Real Estate	-	(1.4)	(4.0)	-	(5.8)	(14.3)	(12.4)	(10.4)	(11.3)	-	-
Cash Payments for Restructuring Charges and Exit Costs	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.8)	(1.7)	(1.1)	(2.6)	(3.0)	(1.5)
Cash Payments for Share-Based Compensation	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)	(3.9)	(1.9)	(3.6)	(4.6)	(1.6)
Deferred Compensation Plan Valuation Adjustments[2]	(0.1)	0.7	1.1	0.5	0.0	0.9	1.6	(1.0)	2.6	1.6	1.4
Other Nonoperating Expense (Income), Net	2.6	7.9	1.1	(0.6)	0.1	(1.1)	(1.7)	0.6	(2.8)	(4.2)	(16.2)
Gains on Investments	-	-	-	-	-	-	-	0.0	0.2	0.1	0.0
Gains (Losses) on Change in the Fair Value of Interest Rate Caps	-	(0.1)	(0.0)	0.0	-	-	-	-	-	-	-
Gains (Losses) on Early Termination of Debt and Leases	(2.6)	(8.3)	(2.2)	0.0	(0.2)	0.0	(0.1)	0.2	0.0	(0.2)	0.1
Amortization of Deferred Financing Costs	(1.4)	(0.8)	(0.5)	(0.5)	(0.5)	(0.6)	(0.6)	(0.6)	(0.6)	(0.9)	(0.9)
Amortization of Debt Discount	(0.5)	(0.1)	-	-	-	-	-	-	-	-	-
Gains (Losses) and Amort. on Interest Rate Swap Derivatives, Net	-	-	-	-	-	-	-	-	-	2.2	14.8
Interest Expense, Net	20.0	13.4	10.3	9.2	9.3	12.2	15.6	20.7	18.5	18.0	12.0
Cash Interest Expense, Net[3]	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(11.2)	(14.6)	(19.6)	(17.6)	(18.0)	(13.2)
Deferred Income Tax Expense	(3.2)	(11.4)	(9.1)	(13.2)	(14.0)	(8.8)	(10.3)	(6.2)	(16.0)	(4.0)	(3.7)
Decrease (Increase) in Tax Valuation Allowance[4]	89.1	0.7	0.4	0.3	0.1	(0.1)	(0.2)	(0.1)	2.9	3.0	-
Provision for (Benefit from) Income Taxes[4]	(84.0)	12.8	11.5	16.0	17.8	16.5	17.2	8.6	31.8	(2.0)	11.0
Income Taxes Paid, Net	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(3.0)	(6.4)	(3.3)	(24.1)	(0.0)	(5.6)
Changes in Operating Assets and Liabilities											
Receivables	(2.2)	1.7	(0.1)	1.5	(1.4)	2.9	0.8	4.7	2.0	(6.4)	(4.2)
Inventories	(0.6)	(0.5)	(0.0)	0.1	0.2	(0.1)	0.2	(0.1)	(1.7)	(0.1)	0.0
Other Current assets	1.1	(2.8)	(1.0)	0.3	3.8	(4.6)	2.4	(0.9)	4.1	3.9	(4.3)
Other Noncurrent Assets	(0.4)	3.2	2.1	2.1	0.1	3.6	6.3	(0.0)	4.6	1.8	1.0
Operating Lease Assets and Liabilities	-	-	-	-	-	-	-	-	0.6	(0.8)	1.2
Accounts Payable	(2.0)	1.2	5.5	(1.6)	(2.3)	(4.8)	(10.0)	5.1	5.2	10.7	(6.4)
Accrued Payroll	(0.9)	(2.3)	2.5	(2.6)	(4.1)	7.4	6.4	(2.2)	3.8	2.8	(1.5)
Accrued Taxes	0.6	0.7	(0.1)	(0.9)	(0.2)	(0.1)	0.0	(0.3)	2.0	0.8	(1.3)
Other Accrued Liabilities	4.7	4.4	0.7	(0.1)	(9.5)	10.2	(0.1)	1.7	4.1	5.5	(5.9)
Other Noncurrent Liabilities	5.5	3.8	2.7	1.2	11.2	(0.0)	3.1	4.4	(1.9)	5.5	4.2
Adjusted Free Cash Flow[2]	**$47.5**	**$49.4**	**$45.3**	**$49.1**	**$42.3**	**$51.9**	**$51.2**	**$50.0**	**$29.8**	**$1.6**	**$37.3**

1. Includes 53 operating weeks.
2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company's non-qualified deferred compensation plan liabilities.
3. Includes cash interest expense, net and cash payments of approximately $1.9 million and $2.3 million for dedesignated interest rate swap derivatives for the full year 2020 and YTD 2021, respectively.
4. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.

41

RECONCILIATION OF NET INCOME (LOSS) AND NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES

$ Millions (except per share amounts)	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]	YTD Sep 2021
Adjusted EBITDA[2]	**$81.7**	**$78.6**	**$78.0**	**$83.1**	**$88.8**	**$100.2**	**$103.3**	**$105.3**	**$96.8**	**$26.6**	**$61.5**
Adjusted EBITDA Margin %	15.2%	16.1%	16.9%	17.6%	18.1%	19.8%	19.5%	16.7%	17.9%	9.2%	21.2%
Cash Interest Expense, Net[3]	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(11.2)	(14.6)	(19.6)	(17.6)	(18.0)	(13.2)
Cash Paid for Income Taxes, Net	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(3.0)	(6.4)	(3.3)	(24.1)	(0.0)	(5.6)
Cash Paid for Capital Expenditures	(16.1)	(15.6)	(20.8)	(22.1)	(32.8)	(34.0)	(31.2)	(32.4)	(25.3)	(7.0)	(5.3)
Adjusted Free Cash Flow[2]	**$47.5**	**$49.4**	**$45.3**	**$49.1**	**$42.3**	**$51.9**	**$51.2**	**$50.0**	**$29.8**	**$1.6**	**$37.3**
Net Income (Loss)	**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$19.4**	**$39.6**	**$43.7**	**$117.4**	**($5.1)**	**$34.6**
Pension Settlement Loss	-	-	-	-	-	24.3	-	-	-	-	-
(Gains) Losses and Amort. on Interest Rate Swap Derivatives, Net	-	-	-	-	-	-	-	-	-	(2.2)	(14.8)
(Gains) Losses on Sales of Assets and Other, Net	(3.2)	(7.1)	(0.1)	(0.1)	(0.1)	0.0	3.5	(0.5)	(93.6)	(4.7)	(1.1)
Impairment Charges	4.1	3.7	5.7	0.4	0.9	1.1	0.3	1.6	-	4.1	-
Loss on Early Extinguishment of Debt/Debt Refinancing	1.4	7.9	1.2	-	0.3	-	-	-	-	-	-
Tax Reform	-	-	-	-	-	-	(1.6)	-	-	-	-
Tax Effect[4]	(0.8)	(1.6)	(2.2)	(0.1)	(0.4)	(2.5)	(1.2)	(0.2)	24.1	0.7	3.8
Adjusted Provision for Income Taxes[5]	(94.3)	-	-	-	-	-	-	-	-	-	-
Adjusted Net Income (Loss)	**$19.5**	**$25.2**	**$29.3**	**$32.9**	**$36.7**	**$42.3**	**$40.7**	**$44.6**	**$47.9**	**($7.2)**	**$22.6**
Diluted Net Income (Loss) Per Share	**$1.15**	**$0.23**	**$0.26**	**$0.37**	**$0.42**	**$0.25**	**$0.56**	**$0.67**	**$1.90**	**($0.08)**	**$0.53**
Adjustments Per Share	($0.95)	$0.03	$0.05	$0.00	$0.01	$0.30	$0.02	$0.01	($1.13)	($0.04)	($0.19)
Adjusted Net Income (Loss) Per Share	**$0.20**	**$0.26**	**$0.31**	**$0.37**	**$0.43**	**$0.55**	**$0.58**	**$0.68**	**$0.77**	**($0.12)**	**$0.34**
Diluted Weighted Average Shares Outstanding (000's)	**99,588**	**96,754**	**92,903**	**88,355**	**84,729**	**77,206**	**70,403**	**65,562**	**61,833**	**60,812**	**65,814**

1. Includes 53 operating weeks.
2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company's non-qualified deferred compensation plan liabilities.
3. Includes cash interest expense, net and cash payments of approximately $1.9 million and $2.3 million for dedesignated interest rate swap derivatives for the full year 2020 and YTD 2021, respectively.
4. Tax adjustments for full year 2013, 2014, 2015, 2017 and 2018 use full year effective tax rates of 31.9%, 32.9%, 33.0%, 30.3% and 16.4%, respectively. Tax adjustments for full year 2011 and 2012 are calculated using the full year 2012 effective rate of 36.4%. The tax adjustment for the loss on pension termination in 2016 is calculated using an effective tax rate of 8.8%., with all remaining adjustments calculated using an effective tax rate of 30.9%. Tax adjustments for the gains on sales of assets and other, net in 2019 are calculated using an effective rate of 25.7%. Tax adjustments for full year 2020, and YTD 2021 are calculated using effective tax rates of 25.6% and 24.1%, respectively.
5. The adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit.

42

RECONCILIATION OF OPERATING INCOME TO NON-GAAP FINANCIAL MEASURES

The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. The Company uses Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin internally as performance measures for planning purposes, including the preparation of annual operating budgets, and these three non-GAAP measures are used to evaluate operating effectiveness.

The Company defines Restaurant-level Operating Margin as operating income (loss) excluding the following three items: general and administrative expenses, depreciation and amortization, and operating (gains), losses and other charges, net. Total Operating Margin is presented as a percent of total operating revenue. The Company excludes general and administrative expenses, which include primarily non-restaurant-level costs associated with support of company and franchised restaurants and other activities at their corporate office. The Company excludes depreciation and amortization expense, substantially all of which is related to company restaurant-level assets, because such expenses represent historical sunk costs which do not reflect current cash outlays for the restaurants. The Company excludes special items, included within operating (gains), losses and other charges, net, to provide investors with a clearer perspective of its ongoing operating performance and a more relevant comparison to prior period results.

Restaurant-level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. The Company defines Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. The Company defines Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue.

These non-GAAP financial measures provide a meaningful comparison between periods and enable investors to focus on the performance of restaurant-level operations by excluding revenues and costs unrelated to food and beverage sales in addition to corporate general and administrative expense, depreciation and amortization, and operating (gains), losses and other charges, net. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss) or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin do not accrue directly to the benefit of shareholders because of the aforementioned excluded items, and are not indicative of the overall results for the Company.

$ Millions	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]	YTD Sep 2021
Operating Income	**$51.0**	**$56.4**	**$47.5**	**$57.3**	**$63.2**	**$47.0**	**$70.7**	**$73.6**	**$165.0**	**$6.7**	**$41.5**
General and Administrative Expenses	55.4	60.3	56.8	58.9	66.6	68.0	66.4	63.8	69.0	55.0	51.0
Depreciation and Amortization	28.0	22.3	21.5	21.2	21.5	22.2	23.7	27.0	19.8	16.2	11.4
Operating (Gains) Losses and Other Charges, Net	2.1	0.5	7.1	1.3	2.4	26.9	4.3	2.6	(91.2)	1.8	0.2
Restaurant-Level Operating Margin	**$136.4**	**$139.5**	**$132.9**	**$138.7**	**$153.6**	**$164.0**	**$165.2**	**$167.1**	**$162.7**	**$79.7**	**$104.0**
Restaurant-Level Operating Margin Consists Of:											
Company Restaurant Operating Margin	53.8	51.5	44.8	45.9	58.7	65.2	65.6	63.2	48.0	3.6	21.1
Franchise Operating Margin	82.6	88.0	88.2	92.9	94.9	98.8	99.5	104.0	114.7	76.1	83.0
Restaurant-Level Operating Margin	**$136.4**	**$139.5**	**$132.9**	**$138.7**	**$153.6**	**$164.0**	**$165.2**	**$167.1**	**$162.7**	**$79.7**	**$104.0**

1. Includes 53 operating weeks.

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